UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Current Report Pursuant to Section13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2006

MERCANTILE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203

(Address of principal executive offices) (Zip Code)

(410) 237-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  On February 21, 2006, Mercantile Bankshares Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K to report that the Company had, on February 14, 2006, notified PricewaterhouseCoopers LLP (“PwC”) of the decision of the Audit Committee of the Company’s Board of Directors to dismiss PwC as the Company’s independent registered public accounting firm, effective upon completion of PwC’s procedures regarding the Company’s financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements will be included. As of the date of that filing, PwC had not yet completed its procedures regarding the Company’s financial statements as of and for the fiscal year ended December 31, 2005, and, therefore, the Company’s Current Report on Form 8-K contained disclosures required by Item 4.01 of Form 8-K and Item 304 of Regulation S-K with respect to the fiscal years ended December 31, 2003 and 2004. PwC has now completed its procedures and issued its report on the Company’s financial statements as of and for the fiscal year ended December 31, 2005. The Company is filing this amendment to its Current Report on Form 8-K to provide disclosures required by Item 4.01 of Form 8-K and Item 304 of Regulation S-K with respect to the fiscal years ended December 31, 2004 and 2005 and to report the date that PwC’s appointment as the Company’s independent registered accounting firm ceased.

Item 4.01. Change in Registrant’s Certifying Accountant

On February 14, 2006, Mercantile Bankshares Corporation (the “Company”) notified PricewaterhouseCoopers LLP (“PwC”) of the decision of the Audit Committee of the Company’s Board of Directors to dismiss PwC as the Company’s independent registered public accounting firm, effective upon completion of PwC’s procedures regarding the Company’s financial statements as of and for the year ended December 31, 2005 and the Form 10-K in which such financial statements will be included. Those procedures were completed on March 15, 2006, and PwC’s appointment as the Company’s independent registered accounting firm ceased on that date.

The reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2005 and 2004, and through March 15, 2006, there were no (a) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested from PwC a letter indicating whether it agrees with such disclosures. A copy of PwC’s letter, dated March 16, 2006, is attached as Exhibit 16.

On February 14, 2006, the Company notified Ernst & Young LLP (“E&Y”) of the Audit Committee’s selection of E&Y as the Company’s new independent registered public accounting firm for the year ending December 31, 2006. During the years ended December 31, 2005 and 2004, and through March 15, 2006, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP dated March 16, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation
(Registrant)

Date: March 16, 2006	By:	/s/ Terry L. Troupe
Terry L. Troupe Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP dated March 16, 2006